UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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ZULU ENERGY CORP.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZULU ENERGY CORP.
950 17th Street
Denver, Colorado 80202
(720) 961-3255

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held December 29, 2008

To Our Shareholders:

The Annual Meeting (the “Annual Meeting”) of Shareholders of Zulu Energy Corp., a Colorado corporation (the “Company”), will be held on December 29, 2008, at 10:00 A.M. (Mountain Time) at the offices of Patton Boggs LLP, 1801 California Street, Suite 4900, Denver, Colorado 80202, for the following purposes:

1.	To elect five directors to the Company’s Board of Directors;

2.
To approve the amendment and restatement of the Company’s Articles of Incorporation in their entirety to, among other things, increase the Company’s authorized common stock from 100,000,000 shares to 500,000,000 shares and authorized preferred stock from 10,000,000 shares to 50,000,000 shares;

3.	To approve the Company’s Amended and Restated 2008 Equity Incentive Plan;

4.	To ratify the appointment of De Leon & Company, P.A. as the Company’s independent registered public accountants;

5.	To, in the discretion of the proxies, vote upon an adjournment or postponement of the Annual Meeting; and

6.	To transact any other business, in the discretion of the proxies, that properly may come before the Annual Meeting or any adjournment thereof.

Only shareholders of record at the close of business on November 26, 2008 are entitled to notice of, and to vote at, the Annual Meeting.

All shareholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope (which requires no postage if mailed in the United States). In some cases, you may be able to exercise your proxy by telephone or by the Internet. Please refer to the Proxy Statement and proxy card for further information on telephone and Internet voting. The person executing the proxy may revoke it by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

All shareholders are extended a cordial invitation to attend the Annual Meeting.

By Order of the Board of Directors

Denver, Colorado	Mohamed H. Gova
November 28, 2008	Secretary

The form of proxy is enclosed. To assure that your shares will be voted at the meeting, please complete and sign the enclosed proxy and return it promptly in the enclosed, postage prepaid, addressed envelope. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

TABLE OF CONTENTS

GENERAL INFORMATION	1
VOTING SECURITIES	2
VOTING PROCEDURES	3
FORWARD LOOKING STATEMENTS	3
AVAILABLE INFORMATION	3
THE BOARD OF DIRECTORS	3
The Board of Directors	3
Director Independence	4
Executive Committee	4
Nomination Committee	4
Audit Committee	5
Audit Committee Report	5
Employee Code of Business Conduct and Ethics	6
Shareholder Communications to the Board	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	8
EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION	8
Employment Contracts and Termination of Employment and Change-In-Control Arrangements	10
Outstanding Equity Awards	13
DIRECTOR COMPENSATION	13
Certain Relationships and Related Transactions	14
Employee Retirement Plans, Long-Term Incentive Plans, Pension Plans and Stock Plans	15
PROPOSAL #1 — ELECTION OF DIRECTORS	16
Required Vote; Board Recommendation	18
Executive Officers	18
Director Nominations	19
Stockholder Participation in the Selection of Director Nominees	19
PROPOSAL #2 — APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION	20
PROPOSAL #3 — APPROVAL OF THE AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN	27
Summary of the Amended and Restated 2008 Equity Incentive Plan	27
PROPOSAL #4 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTANT	31
Change in the Company’s Certifying Accountant	31
Principal Accountant Fees and Services	32
Pre-Approval Policies	32
Required Vote; Board Recommendation	32
2009 ANNUAL MEETING	33
SHAREHOLDER PROPOSALS	33
OTHER BUSINESS	33
HOUSEHOLDING	33
FINANCIAL AND OTHER INFORMATION - INCORPORATION BY REFERENCE	33

i

PROXY STATEMENT
ZULU ENERGY CORP.
950 17th Street
Denver, Colorado 80202
(720) 961-3255

ANNUAL MEETING OF SHAREHOLDERS
To be held December 29, 2008

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the management of Zulu Energy Corp. (“Zulu Energy,” the “Company,” “we,” “us” or “our”) for use at our Annual Meeting of Shareholders (the “Annual Meeting”) to be held on December 29, 2008, at 10:00 A.M. (Mountain Time) at the offices of Patton Boggs LLP, 1801 California Street, Suite 4900, Denver, Colorado 80202, and at any adjournment of the Annual Meeting. It is planned that this Proxy Statement and the accompanying proxy will be mailed to our common shareholders on or about November 28, 2008.

Shareholders of record may simplify their voting and reduce our costs by voting their shares via the telephone or the Internet. Instructions for voting via telephone or the Internet are set forth on the enclosed proxy card. These procedures enable shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of telephone and Internet voting will depend on the voting processes of the applicable bank or broker; therefore, it is recommended that you follow the voting instructions on the form you receive. If you choose not to vote by telephone or the Internet, please mark your choices on the enclosed proxy card and then date, sign and return the proxy card at your earliest opportunity.

The shares represented by all proxies that are properly voted by telephone or Internet and all properly executed and submitted written proxy cards (that have not been revoked on a later date) will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED BY A SUBMITTED PROXY WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED “FOR” THE MATTERS SET FORTH IN THE FOREGOING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the person named as proxy will have discretion to vote on those matters according to her best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

The cost of soliciting proxies, including the cost of preparing, assembling and mailing this Proxy Statement and form of proxy to our shareholders, will be borne by us. The solicitation of proxies is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with shareholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders. Shares of stock present in person or represented by proxy, including abstentions, shares which do not vote with respect to one or more of the matters presented for shareholder approval, and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the shareholders’ shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

The affirmative vote of the holders of at least a plurality of the outstanding shares of common stock entitled to vote will be required to elect each director. The approval of the amendment to and restatement of our Articles of Incorporation to, among other things, increase the authorized number of shares of common stock and authorized number of shares of preferred stock, requires the approval of the holders of a majority of the outstanding shares of common stock. The approval of our Amended and Restated 2008 Equity Incentive Plan (the “2008 Plan” or the “Plan”) requires the affirmative vote of a majority of the shares represented at the Annual Meeting. The ratification of the independent auditors will be approved if the votes cast in favor of such proposal exceed the votes cast against it.

VOTING SECURITIES

The close of business on November 26, 2008 has been fixed as the record date for the determination of holders of record of our common stock, $.001 par value per share, entitled to notice of and to vote at the Annual Meeting. On the record date, 90,000,000 shares of our common stock were outstanding and eligible to be voted at the Annual Meeting. Each share of common stock is entitled to one vote on any matter. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the shareholders' shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original meeting.

VOTING PROCEDURES

Votes at the Annual Meeting are counted by an inspector of election appointed by the Chairman of the meeting. As described in this Proxy Statement, if a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to shareholders for their consideration, unless a different number of votes is required by Colorado law or our Articles of Incorporation, as amended. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a shareholder returns his or her proxy card and withholds authority to vote for any or all of the proposals and does not sign the card, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. If no specific instructions are provided by a submitted proxy with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted “FOR” the matters set forth in the foregoing Notice of Annual Meeting of Shareholders. Shares in the names of brokers that are not voted on a particular matter are treated as not present with respect to that matter.

FORWARD LOOKING STATEMENTS

This Proxy Statement includes “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  All statements other than statements of historical facts included in this Proxy Statement regarding our financial position, business strategy and plans and objectives of management for future operations and capital expenditures are forward-looking statements.  Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct.

AVAILABLE INFORMATION

Copies of the Annual Report on Form 10-KSB, as amended, is being sent to each shareholder with this proxy statement. Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2007 to any shareholder of record, or to any shareholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on November 26, 2008. Any request for a copy of this report should be mailed to Zulu Energy Corp. at 950 17th Street, Suite 2300, Denver, Colorado 80202; Attn: Secretary. Shareholders may also receive copies of our reports filed with the Securities and Exchange Commission (“SEC”) by accessing the SEC’s website at http://www.sec.gov.

THE BOARD OF DIRECTORS

The Board of Directors

The business and affairs of the Company are managed under the direction of our Board of Directors. Our Board of Directors currently has five members: Abdul Majeed Al Faheem, Pierre Besuchet, Alfred Dube, Mohamed Gova and Brian Hughes. Mr. Hughes serves as the Chairman of the Board of Directors and Mr. Gova serves as the Vice Chairman of the Board of Directors. Currently, each director holds office until the expiration of their respective terms and until the election and qualification of the director’s successor.

The Board of Directors met seven times during the fiscal year ended December 31, 2007 and each meeting was attended by all of the directors then serving on the Board of Directors. We do not have a formal policy regarding directors’ attendance at the Annual Meeting; however, all incumbent directors, as well as the nominee for election as director, are encouraged to attend.

Director Independence

Our common stock trades on the OTC Bulletin Board. As such, we are not currently subject to corporate governance standards of listed companies, which require, among other things, that the majority of the board of directors be independent.

We are not currently subject to corporate governance standards defining the independence of our directors, and we have chosen to define an “independent” director in accordance with the NASDAQ Global Market's requirements for independent directors (NASDAQ Marketplace Rule 4200).  Under this definition, we have determined that Messrs. Al Fahim, Besuchet, Dube and Hughes currently qualify as independent directors.  We do not list the “independent” definition we use on our Internet website.

Executive Committee

Our Executive Committee performs the function of a compensation committee. A current copy of our Executive Committee Charter is not available on our website, however a copy is included as Appendix A to this proxy statement. The Executive Committee has and may exercise all of the authority of the Company’s Board of Directors with respect to executive and director compensation, except that only the Company’s Board of Directors may approve the compensation of the members of the Executive Committee. The Executive Committee may delegate any of its authority provided pursuant to the Executive Committee Charter with respect to executive and director compensation matters to the same extent the Board of Directors may delegate such authority. An executive officer may determine, or recommend to the Executive Committee for determination, the amount or form of executive or director compensation only to the extent the executive officer is a member of the Executive Committee, provided that only our entire Board of Directors may approve the compensation of members of the Executive Committee. The Executive Committee currently does not, but in the future may, utilize one or more compensation consultants in determining or recommending the amount or form of executive and director compensation.

Brian Hughes and Mohamed Gova, each directors of the Company, are the current members of the Executive Committee.

Nomination Committee

We do not currently have a nominating committee because we believe that currently, the nominating functions should be relegated to the full Board of Directors. Nominees for director will be selected or recommended by our independent directors. We are not currently subject to corporate governance standards defining the independence of our directors, and we have chosen to define an “independent” director in accordance with the NASDAQ Global Market’s requirements for independent directors (NASDAQ Marketplace Rule 4200). Under this definition, we have determined that Messrs. Al Fahim, Besuchet, Dube and Hughes currently qualify as independent directors. In selecting nominees for the Board of Directors, we seek a board with a variety of experiences and expertise, and we will consider business experience in the industry in which we operate, financial expertise, independence from transactions with us, experience with publicly traded companies, experience with relevant regulatory matters in which we are involved, and reputation for integrity and professionalism. The independent directors will consider in good faith director candidates who meet the minimum qualifications and who are recommended by shareholders.

The Board of Directors considers individuals identified by shareholders on the same basis as nominees identified from other sources. Shareholders wishing to submit the name of an individual for consideration must submit the recommendation in writing to our Secretary at our principal executive offices, including:

•	the name, address and comprehensive biography of the director nominee and an explanation of why the nominee is qualified to serve as a director;

•
the name, address and telephone number of the shareholder or group of shareholders making the recommendation, proof of ownership, number of shares and length of time the shares of our voting securities have been beneficially owned by the shareholder or group of shareholders, and a representation that the shareholder or group of shareholders is entitled to and will remain entitled to vote at our next Annual Meeting; and

•	a letter in writing from the individual being recommended certifying his or her willingness to serve, if elected as a director.

Audit Committee

Presently we do not have an Audit Committee of the Board of Directors. At this time, the entire Board of Directors operates as the Audit Committee. We currently do not have a written audit committee charter or similar document. When the audit committee is formed, we intend to have a designated audit committee “financial expert” who will be responsible for reviewing the results and scope of the audit, and other services provided by the independent auditors, and review and evaluate the system of internal controls.

The below report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee Report

At this time the entire Board of Directors operates as the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Board of Directors reviewed and discussed with management the audited financial statements in our Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2007.

Two members of the Board of Directors discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed by the auditors with the two members of the Board of Directors under the Statement on Auditing Standard No. 61, as amended. In addition, these Board members discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. These Board members considered whether the auditors’ providing services on behalf of the Company other than audit services is compatible with maintaining the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Board of Directors approved that the audited financial statements be included in the Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2007 for filing with the SEC. The Board of Directors also selected De Leon & Company, P.A. as the Company’s independent auditors for the year ended December 31, 2008 and is presenting the selection to the shareholders for ratification.

The Board of Directors

Abdul Majeed Al Fahim	Mohamed Gova
Pierre Besuchet	Brian Hughes
Alfred Dube

Employee Code of Business Conduct and Ethics

We endeavor to adhere to and to provide assurances to outside investors and interested parties that our officers, directors and principal financial officer adhere to a reasonably responsible code of ethics. On April 28, 2008, our Board of Directors adopted a Code of Business Conduct and Ethics, which applies to all of our officers, directors, and employees.

Further, we have established “whistle-blower procedures” which provide a process for the confidential and anonymous submission, receipt and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide substantial protections to employees who report company misconduct.

Shareholder Communications to the Board

Shareholders wishing to send communications to the Board of Directors may contact our Secretary at our principal executive office address. All such communications shall be shared with the members of the Board of Directors, or if applicable, a specified committee or director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of November 26, 2008 there were 90,000,000 shares of our common stock outstanding. The following sets forth, as of November 26, 2008, the ownership of our common stock held by each person who beneficially owns more than 5% of our common stock, each of our directors, each executive officer, and all of our directors and executive officers as a group. Except as otherwise indicated, all shares are owned directly and the named person possesses sole voting and sole investment power with respect to all such shares. Shares not outstanding but deemed beneficially owned because a person or a member of a group has a right to acquire them within sixty (60) days after November 26, 2008 are treated as outstanding only when determining the amount and percentage owned by such person or such group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1),(2)	Percent of Common Stock Outstanding

Abdul Majeed Al Faheem, Director 950 17th Street Denver, Colorado 80202	1,000,000 (3)	1.10%

Pierre Besuchet, Director 950 17th Street Denver, Colorado 80202	1,050,000 (3)	1.15%

Alfred M. Dube, Director 950 17th Street Denver, Colorado 80202	1,000,000 (3)	1.15%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1),(2)	Percent of Common Stock Outstanding

Mohamed Gova, Director, Vice Chairman 950 17th Street Denver, Colorado 80202	2,300,000 (4)	2.51%

Brian Hughes, Director, Chairman 950 17th Street Denver, Colorado 80202	29,650,000 (5)	32.94%

Keith Reeves, Vice President, Exploration 950 17th Street Denver, Colorado 80202	3,550,000 (6)	3.89%

All Officers, Directors as a Group	38,550,000	40.02%

LMA Hughes LLLP 6307 Hawthorne Lane Lakewood, Colorado 80227	29,650,000 (7)	32.94%

Swansi Holdings Corp. Rue des Terreaux-du-Temple 4 Case postale 5023 1211 Geneve 11 Switzerland	15,000,000 (8)	14.29%

(1)
Under SEC Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Offering.

(2)	Except as indicated in the footnotes below, each person has sole voting and dispositive power over the shares indicated.

(3)
Includes fully-vested options to purchase 1,000,000 shares of our common stock at an exercise price of $1.00 per share. The foregoing options are exercisable for five years but are not exercisable until our shareholders approve the increase in our authorized shares of common stock.

(4)
On June 10, 2008, Mr. Gova was granted fully-vested options to acquire 1,500,000 shares of our common stock with an exercise price of $1.00 per share. The foregoing options are exercisable for five years but are not exercisable until our shareholders approve the increase in our authorized shares of common stock. Following the increase in our authorized shares of common stock, Mr. Gova will be granted 2,000,000 shares of common stock that will be subject to restrictions outlined in a restricted stock agreement and will vest as follows: 800,000 shares (40%) on January 1, 2009 so long as Mr. Gova is still in service with Zulu Energy; 615,000 shares (30%) on January 1, 2010 so long as Mr. Gova is still in service with Zulu Energy; and the remaining 615,000 shares (30%) on January 1, 2011 so long as Mr. Gova is still in service with Zulu Energy.

(5)
These shares are owned by LMA Hughes LLLP. Mr. Hughes is the president of Hughes Ventures, which is the general partner of LMA Hughes LLLP, and exercises voting and dispositive control over the securities held by LMA Hughes LLLP. Additionally, Mr. Hughes and his children own or control the equity interests of LMA Hughes LLLP.

(6)
In accordance with his employment agreement with the Company, Mr. Reeves was granted fully-vested options to acquire 1,500,000 shares of the Company’s common stock with an exercise price of $1.00 per share. The foregoing options are not exercisable until the Company’s shareholders approve the increase in the Company’s shares of common stock. In addition, Mr. Reeves was granted 2,050,000 restricted stock units (“RSUs”) that will vest pursuant to the terms of a restricted stock unit agreement as follows: 820,000 RSUs (40%) on January 1, 2009; 615,000 RSUs (30%) on January 1, 2010; and the remaining 615,000 RSUs (30%) on January 1, 2011. The foregoing RSUs, however, will become fully vested if Mr. Reeves’ employment is terminated by us without cause or if Mr. Reeves terminates his employment for any reason following thirty days’ notice.

(7)
These shares are owned by LMA Hughes LLLP. Mr. Hughes is the president of Hughes Ventures, which is the general partner of LMA Hughes LLLP, and exercises voting and dispositive control over the securities held by LMA Hughes LLLP.

(8)	Consists of a warrant to purchase 15,000,000 shares of common stock, which is not exercisable until our shareholders approve the increase in our authorized shares of common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. We believe that during the year ended December 31, 2007, none of our officers, except for Paul Stroud, our former President and Chief Executive Officer, directors or holders of more than 10% of our common stock complied with any Section 16(a) filing requirements. In making these statements, we have relied solely upon its review of copies of the Section 16(a) reports filed for the fiscal year ended December 31, 2007 on behalf of our directors, officers, and holders of more than 10% of our common stock. We subsequently worked with our officers and directors to file the applicable delinquent Section 16 reports.

EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION

On June 10, 2008, our Board of Directors established and constituted the Executive Committee of the Board of Directors. Messrs. Hughes and Gova currently serve as members of the Executive Committee. The Executive Committee has and may exercise all of the authority of our Board of Directors with respect to executive officer and director compensation, except that only the entire Board of Directors may approve the compensation of the members of the Executive Committee.

Due to our operational stage, the Board of Directors has not yet established a Compensation Committee. No compensation consultants were involved in determining or recommending the amount or form of executive on director compensation.

The following table sets forth in summary form the compensation received by our named executive officers during the last two fiscal years ended December 31, 2007 and 2006 respectively.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul Stroud, Director,	2007	240,000	0	0	3,876,000	(2)	0	0	0	4,116,000
President and CEO (3)	2006	0	0	0	0		0	0	0	0

Satyendra Deshpande, Secretary,	2007	22,500	0	0	0		0	0	0	22,500
Treasurer & CFO (4)	2006	0	0	0	0		0	0	0	0

Peter Hodyno, Director	2007	0	0	0	0		0	0	0	0
and Secretary (5)	2006	0	0	0	0		0	0	0	0

Brant Hodyno, Director, President,	2007	0	0	0	0		0	0	0	0
Secretary/ Treasurer and Principal	2006	0	0	0	0		0	0	0	0
Accounting Officer (6)

(1) The amount set forth in this column reflects the dollar amount recognized in each of 2007 and 2006 for financial statement reporting purposes in accordance with FAS 123R with respect to stock awards and option awards granted in each such year.

(2) We have adopted SFAS No. 123 “Accounting for Stock Based Compensation” as amended by SFAS No. 148 “Accounting for Stock-based Compensation - Transition and Disclosure.” We recognize stock-based compensation expense using a fair value based method. We do not have a qualified stock option plan in place as of the reporting date.

On September 24, 2007, we granted 3,000,000 stock options exercisable at $1.81 until September 24, 2012. All these options vested on the date of the grant. The fair value of these share purchase options was determined using our historical stock prices and the Black-Scholes option-pricing model with the following assumptions:

Risk free rate	3.875%
Dividend yield	0%
Weighted average expected volatility	90%
Weighted average expected option life	5 yrs
Weighted average fair value of options	$1.292
Total options outstanding	3,000,000
Total fair value of options outstanding	$3,876,000

These options were granted by the legal parent who is the accounting acquiree for financial reporting purposes. Accordingly, due to the vesting of the stock options prior to the December 20, 2007 stock exchange agreement the statement of operations set forth in the Company’s financial statements for the fiscal year ended December 31, 2007 filed with our Annual Report on Form 10-KSB on April 15, 2008 does not reflect the effect of this transaction.

(3) Mr. Stroud’s employment with us was terminated in September 2008. A discussion of the compensation Mr. Stroud has received from Zulu Energy under the terms of his employment agreement is set forth below under the heading “Employment Contracts and Termination of Employment and Change-In-Control Arrangements.”

(4) Mr. Satyendra Deshpande resigned from his positions as a member of our Board of Directors and our Secretary, Treasurer and Chief Financial Officer in May 2008. Subsequent to the end of our last fiscal year, Mr. Deshpande was granted options to purchase 500,000 shares of common stock as more fully described below in this proxy statement.

(5) Mr. Peter Hodyno resigned from his positions as a member of our Board of Directors and our Secretary in March 2007.

(6) Mr. Brant Hodyno resigned from his positions as a member of our Board of Directors and our President, Secretary, Treasurer and Principal Accounting Officer in July 2007.

On June 10, 2008, the Board of Directors appointed Mohamed Gova as Vice Chairmain of the Board of Directors. On July 3, 2008, we entered into an employment agreement with Mr. Gova. Additionally, on August 14, 2008, Mr. Gova was appointed as our Chief Financial Officer. A discussion of the compensation Mr. Gova has received and will receive from Zulu Energy under the terms of his employment agreement is set forth below under the heading “Employment Contracts and Termination of Employment and Change-In-Control Arrangements.”

Mr. Keith Reeves joined Zulu Energy as its Vice President of Exploration in April 2008. A discussion of the compensation Mr. Reeves receives has and will receive from Zulu Energy is set forth below under the heading “Employment Contracts and Termination of Employment and Change-In-Control Arrangements.”

Mr. James Hostetler joined Zulu Energy as its Executive Vice President in April 2008 and became our Chief Financial Officer, Secretary and Treasurer on May 19, 2008. His employment with us was terminated in September 2008. A discussion of the compensation Mr. Hostetler received from Zulu Energy under his employment agreement is set forth below under the heading “Employment Contracts and Termination of Employment and Change-In-Control Arrangements,” and is incorporated herein by reference.

Mr. David Weisgerber joined Zulu Energy as our Vice President of Operations in May 2008. His employment with us was terminated in September 2008. A discussion of the compensation Mr. Weisgerber received from Zulu Energy under his employment agreement is set forth below under the heading “Employment Contracts and Termination of Employment and Change-In-Control Arrangements.”

Except as set forth above, no cash compensation, deferred compensation, equity compensation or long term incentive plan awards were issued or granted to our management during the year ended December 31, 2007.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

We currently have employment agreement with Messrs. Gova and Reeves, which are discussed below and which were approved by the Board of Directors on July 3, 2008 and April 15, 2008, respectively. Except for these employment agreements and for the restricted stock unit agreements and stock option agreement referenced below, we have no compensatory plan or arrangement that results or will result from the resignation, retirement, or any other termination of an executive officer’s employment or from a change-in-control of the Company or a change in an executive officer’s responsibilities following a change-in-control.

Employment Agreements with Current Employees

Employment Agreement with Mr. Mohamed Gova

On June 10, 2008, the Board of Directors appointed Mohamed Gova as Vice Chairman of the Board of Directors. On July 3, 2008, we entered into an employment agreement with Mr. Gova, effective as of June 10, 2008. Pursuant to his employment agreement, Mr. Gova is eligible to recieve an annual salary equal to $240,000, which amount will be increased immediately to $300,000 if we secure cumulative financing totaling more than $10,000,000. Mr. Gova received a signing bonus in the amount of $100,000, is eligible to receive a monthly automobile allowance in the amount of $800 and is eligible to receive an annual bonus at the discretion of the Board of Directors.

As part of his employment compensation, on June 10, 2008 the Board of Directors granted to Mr. Gova stock options to purchase 1,500,000 shares of common stock with an exercise price of $1.00 per share pursuant to the 2008 Plan, which options will be exercisable only upon an increase in our authorized shares of common stock. The options have an exercise period of five years from the date of grant. Also on June 10, 2008, the Board of Directors approved the issuance to Mr. Gova of 2,000,000 shares of common stock following the increase in our authorized shares of common stock that will be subject to restrictions outlined in a restricted stock agreement and will vest as follows: 800,000 shares (40%) on January 1, 2009 so long as Mr. Gova is still in service with us; 600,000 shares (30%) on January 1, 2010 so long as Mr. Gova is still in service with us; and the remaining 600,000 shares (30%) on January 1, 2011 so long as Mr. Gova is still in service with us. In addition, Mr. Gova is entitled to the coverage or benefits under any and all employee benefits plans maintained by us.

In the event of the sale, merger or change of control of the Company, or an agreement to sell, merge or change control of the Company during the term of Mr. Gova’s employment agreement, all unvested stock, including restricted stock and options, will vest. In addition, the Company or its successor(s) must offer Mr. Gova employment under the same terms as set forth in his employment agreement with the Company for a period of at least 12 months after the sale or merger closing date. If the employment extension is not given by the Company or its successor(s) and accepted by Mr. Gova, then the Company or our successor(s) must pay to Mr. Gova a lump sum separation fee equal to 12 months salary plus benefits.

Employment Agreement with Mr. Keith Reeves

On April 15, 2008, the Board of Directors appointed Keith Reeves as our Vice President, Exploration and approved an employment agreement with Mr. Reeves, to be effective March 1, 2008. Under Mr. Reeves’s employment agreement, he is eligible to receive an annual salary based on certain financings achieved by the Company. If we consummate a financing of less than $5 million, Mr. Reeves is eligible to receive an annual salary of $180,000. If we consummate a financing between $5 million and $10 million, Mr. Reeves is eligible to receive an annual salary of $240,000. If we consummate a financing in excess of $10 million, Mr. Reeves is eligible to receive annual salary of $300,000. Mr. Reeves received a signing bonus of $100,000 following the consummation of our May 2008 $8 million private placement. Mr. Reeves is also eligible to receive an annual bonus at the discretion of the Board of Directors. Mr. Reeves was also granted, pursuant to the 2008 Plan and a stock option agreement, stock options to purchase 1,500,000 shares of common stock with an exercise price of $1.00 per share. These options have an exercise period of five years from the date of grant but are not exercisable until we increased our authorized shares of common stock. Pursuant to his employment agreement, the Board of Directors also approved the grant to Mr. Reeves of 2,050,000 restricted stock units pursuant to a restricted stock unit agreement that will vest as follows: 820,000 shares (40%) on January 1, 2009; 615,000 shares (30%) on January 1, 2010; and the remaining 615,000 shares (30%) on January 1, 2011. In addition, Mr. Reeves is entitled to the coverage or benefits under any and all employee benefits plans maintained by the Company.

In the event of the sale, merger or change of control of the Company, or an agreement to sell, merge or change control of the Company during the term of Mr. Reeves’ employment agreement, all unvested stock, including restricted stock and options, will vest. In addition, the Company or its successor(s) must offer Mr. Reeves employment under the same terms as set forth in his employment agreement with the Company for a period of at least 12 months after the sale or merger closing date. If the employment extension is not given by the Company or its successor(s) and accepted by Mr. Reeves, then the Company or its successor(s) must pay to Mr. Reeves a lump sum separation fee equal to 12 months salary plus benefits.

Under the terms of his employment agreement, Mr. Reeves may terminate his employment agreement upon thirty days’ notice. He is also eligible to receive full vesting of any unvested options or stock and registration of any shares of common stock (if such shares have not been previously registered) granted under his employment agreement in the event his employment is terminated without cause or he terminates his employment for any reason. Additionally, any stock options held by Mr. Reeves will be exercisable for three additional years following termination without cause or termination by Mr. Reeves for any reason. Mr. Reeves is also eligible to receive twelve months severance in the event he is terminated without cause. Mr. Reeves’ employment agreement also contains a restrictive covenant.

Employment Agreements with Former Employees

Employment Agreement with Mr. Paul Stroud

Effective September 24, 2007, we entered into an employment agreement with Paul Stroud to serve as our President and Chief Executive Officer. In addition, effective September 24, 2007, we granted Mr. Stroud options to purchase 3,000,000 shares of our common stock at $1.81 per share, which were subsequently cancelled. On April 15, 2008, our Board of Directors approved a new employment agreement with Mr. Stroud, effective as of March 1, 2008, that superseded and replaced the employment agreement that we entered into with Mr. Stroud on September 24, 2007. Mr. Stoud’s employment with us was terminated in September 2008.

Under Mr. Stroud’s employment agreement, Mr. Stroud was eligible to receive an annual salary of $240,000. Mr. Stroud received a signing bonus of $100,000 following the consummation of our May 2008 $8 million private placement. Mr. Stroud was also granted a five year option to purchase 1,500,000 shares of our common stock with an exercise price of $1.00 per share that are not exercisable until our shareholders approve the increase in our authorized stock. Mr. Stroud also was granted 2,050,000 restricted stock units pursuant to the terms of a restricted stock unit agreement. As a result of the termination of Mr. Stroud’s employment, we cancelled the restricted stock units that were granted to Mr. Stroud and the stock options described above that were granted to Mr. Stroud are exercisable for a three year period from his termination date.

Employment Agreement with Mr. James Hostetler

On April 15, 2008, the Board of Directors appointed James Hostetler as our Executive Vice President and approved an employment agreement with Mr. Hostetler, effective as of March 1, 2008. Mr. Hostetler’s employment with us was terminated in September 2008.

Under Mr. Hostetler’s employment agreement, he was eligible to receive an annual salary equal to $180,000. Mr. Hostetler was also granted a five year option to purchase 1,500,000 shares of common stock with an exercise price of $1.00 per share that are not exercisable until we increase our authorized shares of common stock. Mr. Hostetler also was granted 1,900,000 restricted stock units pursuant to the terms of a restricted stock unit agreement. As a result of the termination of Mr. Hostetler’s employment we cancelled the restricted stock units that were granted to Mr. Hostetler and the stock options described above that were granted to Mr. Hostetler are exercisable for a three year period from his termination date.

Employment Agreement with Mr. David Weisgerber

On May 21, 2008, we entered into an employment agreement with David Weisgerber, effective as of May 15, 2008. Pursuant to his employment agreement, Mr. Weisgerber was appointed our Vice President of Operations. Mr. Weisgerber’s employment with us was terminated in September 2008.

Under Mr. Weisgerber’s employment agreement, he was eligible to receive an annual salary equal to $240,000. Mr. Weisgerber was also eligible to receive an annual bonus at the discretion of the Board of Directors. Mr. Weisgerber was also granted a five year option to purchase 1,500,000 shares of common stock with an exercise price of $1.00 per share that are not exercisable until we increase our authorized shares of common stock. Mr. Weisgerber also was granted 1,950,000 restricted stock units pursuant to the terms of a restricted stock unit agreement. As a result of the termination of Mr. Weisgerber’s employment we cancelled the foregoing restricted stock units that were granted to Mr. Weisgerber and the stock options described above that were granted to Mr. Weisgerber are exercisable for a three year period from his termination date.

Employment Agreement with Mr. Satyendra Deshpande

On May 14, 2008, we entered into an employment agreement with Satyendra Deshpande, our then Chief Financial Officer, Secretary and Treasurer and then member of the Board of Directors. Mr. Deshpande’s employment with us was terminated in May 2008.

Under Mr. Deshpande’s employment agreement, Mr. Desphande was to receive an annual salary of $150,000 per annum. Pursuant to the terms of the employment agreement, Mr. Deshpande was granted a stock option to purchase 1,000,000 shares of common stock with an exercise price of $1.00 per share pursuant to the 2008 Plan. The options were to vest under the agreement as follows: 500,000 shares on the date of grant; and 500,000 shares on January 1, 2009; provided, however, that no options may be exercised until our stockholders approve an increase in our authorized shares of common stock to at least 150,000,000 shares. As a result of Mr. Deshpande’s termination of employment with us, the unvested options terminated. During his period of employment, Mr. Desphande was entitled to the coverage or benefits under any and all employee benefits plans maintained by the Company.

Outstanding Equity Awards

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Paul Stroud (1)	3,000,000	-	-	1.81	9/24/2012	-	-	-	-

(1) The options reflected above were granted pursuant to Mr. Stroud’s employment agreement dated September 24, 2007. In accordance with Mr. Stroud’s new employment agreement with the Company, which was approved by the Board of Directors on April 15, 2008 and effective as of March 1, 2008, and which superseded and replaced Mr. Stroud’s prior employment agreement, these options were cancelled. Mr. Stroud’s employment agreement with the Company is discussed above under the heading “Employment Contracts and Termination of Employment and Change-In-Control Arrangements,” and is incorporated herein by reference.

DIRECTOR COMPENSATION

The Company did not compensate its directors during the fiscal year ended December 31, 2007 for serving on the Board of Directors.

On August 14, 2008, the Board of Directors approved the grant of non-incentive stock options to purchase 1,000,000 shares of common stock pursuant to the 2008 Plan to each of the following members of our Board of Directors: Alfred Dube, Abdul Majeed Al Fahim and Pierre Besuchet. The options have an exercise price of $1.00 per shares, are fully vested and are exercisable for five years from the date of grant but may not be exercised until we have increased our authorized shares of common stock to at least 150,000,000 shares.

On June 10, 2008, the Board of Directors adopted a Chairman’s Expense and Compensation Policy, pursuant to which Mr. Hughes, the Company’s Chairman of the Board of Directors, will receive, in summary: (i) a $2,000 lump sum payment per month as reimbursement for cell phone usage, regardless of the actual amount of his cell phone usage from May 1, 2008; (ii) an $800 per month auto expense regardless of actual use from May 1, 2008; (iii) a credit card with a $50,000 limit, to which Mr. Hughes may charge personal expenses so long as he pays for the personal expenses within 60 days; and (iv) a $25,000 advance against expenses which will be renewed by the first of each month or earlier if requested by Mr. Hughes. Mr. Hughes is entitled to fly First Class on all domestic air travel, and, during the year of May 1, 2008 until April 30, 2009, Mr. Hughes is required to fly First Class on all international flights. Mr. Hughes also is authorized to stay at hotels and in hotel rooms that, at a minimum, have club executive lounges or the equivalent. A copy of the Chairman’s Expense and Compensation Policy was included as an exhibit to the Company’s Current Report on Form 8-K filed on June 16, 2008.

As described above under “EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION – Employment Contracts and Terminated of Employment and Change-In-Control Arrangements,” we compensate Mr. Gova pursuant to his employment agreement for his services to us as Vice Chairman of the Board of Directors.

Certain Relationships and Related Transactions

In July 2007, Nyati Resources Botswana (Proprietary) Limited (“Nyati Botswana”), our wholly owned subsidiary, granted a 6.5% over-riding royalty interest to LMA Hughes LLLP (“LMA Hughes”) in the oil & gas properties it has leased from the government of Botswana. LMA Hughes is controlled by Brian Hughes, who is a member of our Board of Directors, and his children. In February 2007, Nyati Botswana granted a 1% over-riding royalty interest to Tafilani Machacha, who is a member of the board of directors of Nyati Botswana, in the oil & gas properties it has leased from the government of Botswana.

On December 20, 2007, we entered into a Share Exchange Agreement and Plan of Reorganization (the “Exchange Agreement”), dated as of December 19, 2007, with Nyati Mauritius Limited (“Nyati Mauritius”) and LMA Hughes. A copy of the Exchange Agreement was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 20, 2007. The transaction contemplated by the Exchange Agreement was consummated and all closing conditions were met on December 20, 2007.  As a result of the transaction contemplated by the Exchange Agreement, Nyati Mauritius became our wholly-owned subsidiary.

Pursuant to the terms of the Exchange Agreement, we issued 30,000,000 shares of our common stock to LMA Hughes, which was the sole shareholder of Nyati Mauritius prior to the closing, in exchange for all of the issued and outstanding shares of capital stock of Nyati Mauritius.  As a result of the foregoing issuance, LMA Hughes became our largest shareholder.  We also granted LMA Hughes a 10% over-riding royalty interest in any properties that we acquire from LMA Hughes in the future and we agreed to reimburse LMA Hughes for certain expenses up to $250,000 it incurred as part of this transaction.

The issuances of the common stock to LMA Hughes was made pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended, as, among other things, each transaction did not involve a public offering, the investor was an accredited investor, the investor had access to information about the Company and their investment, the investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the common stock.

During the year ended December 31, 2007, we borrowed $252,083 from LMA Hughes, which was an unsecured, non-interest bearing loan without specific terms for payment. We repaid the loan to LMA Hughes in May 2008.

On August 2, 2008, the Board of Directors approved the payment of $100,000 to LMA Hughes as reimbursement for certain legal expenses incurred by LMA Hughes during 2007 on behalf of the Company.

Employee Retirement Plans, Long-Term Incentive Plans, Pension Plans and Stock Plans

On April 28, 2008, the Board of Directors of the Company adopted the 2008 Plan. The 2008 Plan is more fully described in this Proxy Statement under “PROPOSAL #3 – APPROVAL OF THE AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN.”

PROPOSAL FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS

PROPOSAL #1 — ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will be asked to elect five members of our Board of Directors to a one-year term. The Board of Directors has nominated the following individuals for a one-year term: (1) Abdul Majeed Al Fahim, (2) Pierre Besuchet, (3) Alfred Dube, (4) Mohamed Gova, and (5) Brian Hughes. Each of the foregoing individuals is currently a member of the Board of Directors. If elected, each of the foregoing individuals will hold office until his term expires and respective successors are elected and have qualified or upon his resignation from the Board of Directors.

Our Board of Directors has concluded that the election of Messrs. Al Fahim, Besuchet, Dube, Gova and Hughes to our Board of Directors is in our best interests and recommends approval of their election. Biographical information concerning the director nominees is below and for additional information concerning the nominee for director, including stock ownership and compensation, see “Executive Compensation and Discussion,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions.”

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the director nominees. Each director nominee consented to being named in this proxy statement and to serve his term if elected. Although the Board of Directors does not contemplate that any of these individuals will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of any other person the Board of Directors may choose as a substitute nominee.

Each of the above director nominees must receive a plurality of the eligible votes cast in order to be elected. A nominee who received a plurality of the eligible votes cast received more votes than any other nominee for the same director’s seat. Shareholders are not permitted to use cumulative voting in the election of directors. In the event that no other nominations are received, the director nominees will be elected upon receiving one or more votes. So, if you do not vote for the nominee, or you indicate “withhold authority to vote” for the nominee on your proxy card, your vote will not count either “FOR” or “AGAINST” the nominee.

The following table sets forth the nominee’s age, his positions and offices with the Company, the expiration of his current existing term as a director, and the year in which he first became a member of our Board of Directors.

Name	Age	Positions Held	Expiration of Term of Director	Initial Date as Director
Abdul Majeed Al Faheem	48	Director	2008 Annual Meeting	2007
Pierre Besuchet	67	Director	2008 Annual Meeting	2007
Alfred M. Dube	59	Director	2008 Annual Meeting	2008
Mohamed H. Gova	63	Director, Vice Chairman	2008 Annual Meeting	2007
Brian D. Hughes	53	Director, Chairman	2008 Annual Meeting	2008

Mr. Abdul Majeed Al Fahim, Director

Mr. Majeed has served as a director of Zulu Energy since March 2007. Mr. Majeed has served as Executive Director of the private office of HH Dr.  Sheik Sultan Bin Khalifa Bin Zayed Al Nahyan since April, 2001.  Mr. Majeed has served as Chief Executive of Spectrum Limited LLC since July, 2001. From March 1995 through April 2001, Mr. Majeed  was head of the Projects and Direct Investment division of Abu Dhabi Investment Company (ADIC). From September 1991 through March 1995, Mr. Majeed held the position of Lecture of Finance and Banking at UAE, United Arab Emirates.

Mr. Majeed, a resident of Dubai, United Arab Emirates, received a BA in Business Administration from Eastern Washington University and a Masters of Business Administration from the University of Toledo, Ohio.

Mr. Pierre Besuchet, Director

Mr. Besuchet has served as a director of Zulu Energy since March 2007. Mr. Besuchet has over 40 years experience in asset management and investment banking research. Mr. Besuchet has served as Director of Faisal Finance S.A., which is controlled by Dar al-Maal Islami, S.A., Switzerland, Indufina S.A., Switzerland, and Valor Invest Ltd., Virgin Islands, for more than ten years. Mr. Besuchet founded Pierre Besuchet, Asset Management, Geneva, Switzerland in 1980, and has since acted as its managing director.

Mr. Besuchet, a resident of Geneva, Switzerland, serves on the board of directors of W2 Energy Inc. (a public company quoted on The Pink Sheets Electronic Quotation System), FNDS3000 Corp. (a public company traded on the OTCBB), and Orko Silver Corporation.  Mr. Besuchet served on the board of directors of Lunden Mining of Vancouver, British Columbia, for over 20 years until 2006.

Mr. Alfred M. Dube, Director

Mr. Dube currently serves as Managing Director, Lazare Kaplan Botswana (Pty) Ltd, a wholly owned subsidiary of Lazare Kaplan International Inc. (AMEX: LKI), a position he has held since March 2006. Prior to joining Lazare Kaplan International Inc., Mr. Dube served in the Foreign Service of the Republic of Botswana from 1977 through December 2005. During his time in the Foreign Service, Mr. Dube advised and served at the Ambassadorial level and advised two presidents of the Republic of Botswana concerning matters of foreign policy, foreign trade and regional and international economic cooperation. Mr. Dube served as a Permanent Representative of Botswana to the United Nations, New York, from 2002 through 2005. Mr. Dube also served as Ambassador/High Commissioner of the Republic of Botswana to Sweden (including the Nordic Countries and USSR ) from 1989 to 1993, the United Kingdom from 1993 through 1996, China (including Malaysia, Singapore, North and South Korea) from 1996 through 2002 and Japan from 1996 through 1998. While in the Foreign Service of the Republic of Botswana, Mr. Dube was appointed by H.E. President Festus Mogae, as Special Envoy on Diamonds to lead Botswana’s “Diamonds for Development Campaign” (2001 – 2002), in the United States and Europe. Mr. Dube received a B.A. with honors in Government from the University of Essex, England.

Mr. Mohamed H. Gova, Director, Vice Chairman and Chief Financial Officer

Mr. Gova joined Zulu Energy as a director in September 2007, was appointed the Vice Chairman of our Board of Directors on June 10, 2008 and was appointed our Chief Financial Officer on August 14, 2008. Mr. Gova has over thirty years’ experience in the bidding, negotiation, acquisition and execution of major oil & gas contracts. Mr. Gova has served as a Commercial Director for Petrofac International, Ltd. and Sharjah, UAE since February 2007. From 2004 to 2007, Mr. Gova served as Secondment from Halliburton / KBR to AgipKCO Management Team, Kashagan Development Project, Sharjah, UAE, and Kazakhstan and was a Senior member of the Execution Contract Management Team (ECMT), which was based in Sharjah, UAE. From 2000 to 2004, Mr. Gova served as Contracts Director for the Thames Gateway Project London, UK, a US$380 million project finance initiative to build, operate, own and turnover, lump sum project involving upgrading to motorway standards twenty kilometers of a main road into London.

Mr. Gova, a citizen of the United Kingdom, is a graduate of the University of Kent with a BS degree, and received a Masters of Business Administration from Warwick University.

Mr. Brian D. Hughes, Director and Chairman

Mr. Hughes has served as a director of the Company since April 15, 2008. Mr. Hughes currently is the Chairman of the Board of Directors of Tatonka Oil & Gas, Inc. (a public company traded on the OTCBB) since October 30, 2006. Mr. Hughes is the president of Hughes Ventures, which is the general partner of LMA Hughes LLLP, a principal shareholder of the Company. He has been an independent oil and gas investor since 2000. Mr. Hughes prior employment included three years as a Petroleum Engineer at Shell before embarking on a career as an independent petroleum engineer for eighteen years. Mr. Hughes had central roles at Pennaco Energy, Ultra Petroleum and J.M. Huber Corporation.

Mr. Hughes studied at West Point from 1973 to 1977 and graduated with a BSc in Engineering. Mr. Hughes studied at the University of Texas from 1983 to 1985 and graduated with an MSc in Petroleum Engineering at the University of Texas.

Required Vote; Board Recommendation

The affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy is required to elect each director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH DIRECTOR NOMINEE.

Executive Officers

Keith Reeves, our Vice President, Exploration, is our other current executive officer in addition to Mr. Gova, our Chief Financial Officer and Vice Chairman of our Board of Directors. Mr. Gova’s biographical information appears in this Proxy Statement above under “PROPOSAL #1 — ELECTION OF DIRECTORS.” The following identifies Mr. Reeves’ background and biographical information.

Name	Age	Positions Held	Beginning of Term of Service
Keith Reeves	49	Vice President, Exploration	April 15, 2008

Mr. Keith Reeves, Vice President, Exploration

Mr. Reeves has more than 20 years of experience in the Energy and Minerals Industry with a multi-faceted background in Exploration and Development. Mr. Reeves was a senior geologist for the JM Huber Corporation’s development of coal bed methane in the Powder River Basin, the Vice President of Exploration for Pinnacle Gas Resources and the Wyoming Geologic Manager for Windsor Energy Resources.

Mr. Reeves received his BS in Geology from the University of Arkansas and his MS in Geology from Sul Ross State University. Mr. Reeves has extensive international experience, primarily in Africa and Asia and in the management of large geologic data sets.

Director Nominations

We do not currently have a nominating committee because we believe that currently, the nominating functions should be relegated to our Board of Directors. Nominees for director will be selected or recommended by our independent directors. We are not currently subject to corporate governance standards defining the independence of our directors, and we have chosen to define an “independent” director in accordance with the NASDAQ Global Market’s requirements for independent directors (NASDAQ Marketplace Rule 4200). Under this definition, we have determined that Messrs. Al Fahim, Besuchet, Dube and Hughes currently qualify as independent directors. In selecting nominees for the Board of Directors, we seek a board with a variety of experiences and expertise, and we will consider business experience in the industry in which we operate, financial expertise, independence from transactions with us, experience with publicly traded companies, experience with relevant regulatory matters in which we are involved, and reputation for integrity and professionalism. The independent directors will consider in good faith director candidates who meet the minimum qualifications and who are recommended by shareholders.

Shareholder Participation in the Selection of Director Nominees

The Board of Directors will consider individuals identified by shareholders on the same basis as nominees identified from other sources. Shareholders wishing to submit the name of an individual for consideration must submit the recommendation in writing to our Secretary at our principal executive offices, including:

(i) the name, address and comprehensive biography of the director nominee and an explanation of why the nominee is qualified to serve as a director;

(ii) the name, address and telephone number of the shareholder or group of shareholders making the recommendation, proof of ownership, number of shares and length of time the shares of our voting securities have been beneficially owned by the shareholder or group of shareholders, and a representation that the shareholder or group of shareholders is entitled to and will remain entitled to vote at our next Annual Meeting; and

(iii) a letter in writing from the individual being recommended certifying his or her willingness to serve, if elected as a director.

Nominations must be received no earlier than the close of business on the 120th day prior to, and no later than the close of business on the 90th day prior to, the first anniversary of our last Annual Meeting. The Board of Directors has set September 30, 2009 as the latest date when nominations must be made by stockholders for our 2009 Annual Meeting of Shareholders.

PROPOSAL FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS

PROPOSAL #2 — APPROVAL OF AMENDED AND RESTATED
ARTICLES OF INCORPORATION

At the Annual Meeting, our shareholders will be asked to approve a proposal concerning the amendment and restatement of our current Amended and Restated Articles of Incorporation. The Board of Directors approved and adopted the proposal on April 28, 2008. Following the effectiveness of the amendments and restatement addressed in the proposal, we intend to file with the office of the Secretary of State of the State of Colorado our Amended and Restated Articles of Incorporation substantially in the form set forth as Appendix B to this Proxy Statement. Our Board of Directors recommends a vote “FOR” the amendment and restatement of our current Amended and Restated Articles of Incorporation.

A description of the proposal is set forth below. The description is a summary only and is qualified in its entirety by reference to the text of the proposed Amended and Restated Articles of Incorporation, which will be substantially as set forth in Appendix B to this Proxy Statement. The text of the proposed Amended and Restated Articles of Incorporation in Appendix B is subject to revision if our shareholders do not approve the amendment and restatement included in the proposal as set forth below.

Overview

We have recently been informed that we may not have properly received appropriate shareholder approval authorizing our current Amended and Restated Articles of Incorporation, which, in relevant part, authorize five hundred million (500,000,000) shares of common stock and ten million (10,000,000) shares of preferred stock. Our original Articles of Incorporation, filed with the Colorado Secretary of State on May 6, 2005 and subsequently corrected by an Articles of Correction filed with the Colorado Secretary of State on June 5, 2008, authorized one hundred million (100,000,000) shares of common stock and ten million (10,000,000) shares of preferred stock. The Board of Directors has authorized, approved and declared advisable the amendment and restatement of our Articles of Incorporation in their entirety to, among other things, provide for five hundred million (500,000,000) shares of authorized common stock, to increase our authorized preferred stock from 10,000,000 shares to 50,000,000 shares, and to establish our authorized preferred stock as “blank check preferred stock.” The proposed amendment and restatement is subject to approval by our shareholders. The text of the proposed Amended and Restated Articles is attached hereto as Appendix B.

Authorized but unissued shares of common stock and preferred stock will be available for issuance from time to time by us in the discretion of our Board of Directors, subject to shareholder approval as may be required under Colorado law or, if then applicable, exchange or NASDAQ regulations. By reconfirming the authorized common stock and increasing the authorized blank check preferred stock at this time, the Board of Directors will be able to respond to potential business opportunities and to pursue important objectives designed to enhance shareholder value such as raising capital, including, without limitation, the issuance of shares of common stock, shares of preferred stock, warrants, convertible notes and shares underlying these warrants and notes issued in conjunction with future financings. In addition, in some situations prompt action may be required which would not permit seeking shareholder approval to authorize additional shares for a specific transaction on a timely basis. Additional authorized shares will also provide us with greater flexibility to use our capital stock for various other business purposes including providing equity incentives to employees, officers and directors and establishing strategic relationships with other companies. Other than the arrangements and agreements to issue common stock discussed below, we have no specific arrangements or plans that would involve the issuance of the proposed authorized shares of common stock or increased authorized shares of preferred stock.

Our Board of Directors believes that it is important to have the flexibility to act promptly in the best interests of our shareholders. The number of authorized shares of common stock and the increased number of authorized shares of blank check preferred stock could have an anti-takeover effect, although this is not the intent of the Board of Directors in proposing the amendment. For instance, our authorized but unissued common stock or blank check preferred stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

Arrangements and Agreements to Issue Shares of Common Stock

Future Financings

We currently do not have sufficient capital to fund our proposed drilling plans in Botswana. On May 7, 2008, we issued 8,000,000 shares of our common stock at $1.00 per share and warrants to purchase 8,000,000 shares of common stock (as described below) in a private placement (the “Private Placement”). The Board of Directors has also authorized the issuance of up to an additional 10,000,000 shares of common stock on terms to be determined by our Executive Committee. We anticipate participating in additional financings within the next twelve months, which are expected to involve the issuance of shares of common stock and may involve the issuance of blank check preferred stock. Future financings may be completed on the same terms as the Private Placement or on different terms. The Board of Directors has determined that it is in our best interests and the best interests of our shareholders that we amend and restate our current Amended and Restated Articles of Incorporation to provide for the authorized shares of common stock and blank check preferred stock as described in this proposal in order to have sufficient capital stock available for issuance in the event the terms and conditions of one or more financings are finalized.

We anticipate using the proceeds from any future financing for capital investment and working capital purposes.

Warrants

On May 7, 2008, we issued warrants to purchase up to 8,000,000 shares of common stock to certain accredited investors in the Private Placement, including a warrant to purchase 800,000 shares of common stock to a placement agent (collectively, the “Private Placement Investors”). The terms of the Private Placement are more fully described in the Current Report on Form 8-K filed with the SEC on May 9, 2008. The warrants issued as part of the Private Placement are not exercisable until such time as our shareholders approve an amendment to our articles of incorporation to increase our authorized shares of common stock.

On May 7, 2008, we issued to Swansi Holdings Corp. a warrant to purchase 15,000,000 shares of our common stock, subject to certain terms and conditions, pursuant to that certain Stock Purchase Agreement dated December 19, 2007 between us and Swansi Holdings Corp. A copy of the Stock Purchase Agreement was included as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 27, 2007. Swansi Holdings Corp. agreed not to exercise any portion of its warrant until such time as our shareholders approve this proposal. As a result, there are no currently exercisable warrants to purchase shares of our common stock.

Director, Officer and Employee Options, Restricted Stock and Restricted Stock Units

We have also issued options to (i) Mohamed Gova, the Vice Chairman of our Board of Directors, (ii) Messrs. Abdul Majeed Al Fahim, Pierre Besuchet and Alfred Dube, each members of our Board of Directors and (iii) Keith Reeves, our Vice President, Exploration exercisable into 6,000,000 shares of common stock in the aggregate. The foregoing options are not exercisable until our shareholders approve this proposal.

As more fully described in this Proxy Statement above under “EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION – Employment Contracts and Termination of Employment and Change-In-Control Arrangements”, we have (i) agreed to issue to Mr. Gova, pursuant to the terms of his employment agreement, 2,000,000 shares of restricted stock immediately following the approval of this proposal by our shareholders, and (ii) granted to Mr. Reeves, pursuant to the terms of his employment agreement, 2,050,000 restricted stock units that are to be settled in shares of our common stock.

Options to Former Employees

We also have issued options to purchase an aggregate of 5,000,000 shares of our common stock to Messrs. Stroud, Hostetler, Weisgerber and Deshpande as more fully described in this Proxy Statement above under “EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION – Employment Contracts and Termination of Employment and Change-In-Control Arrangements.” These options are not exercisable until this proposal is approved by our shareholders.

As of the record date, we had 90,000,000 shares of common stock issued and outstanding and no outstanding warrants currently exercisable into shares of common stock. If the proposal to amend and restate our current Amended and Restated Articles of Incorporation is approved by our shareholders, then following the amendment and restatement of our Amended and Restated Articles of Incorporation we will have outstanding warrants then exercisable into 23,800,000 shares of common stock and options to purchase 11,000,000 shares of common stock. We have reserved for issuance, upon shareholder approval of the amendment and restatement of our Amended and Restated Articles of Incorporation, (i) 23,800,000 shares of common stock underlying the warrant issued to our Private Placement Investors and Swansi Holdings Corp., and (ii) 30,000,000 shares of common stock reserved under our 2008 Plan (of which (i) options to purchase 11,000,000 shares of common stock have been issued, (ii) 2,000,000 shares of common stock are to be issued to Mr. Gova as restricted stock pursuant to his employment agreement and (iii) 2,050,000 shares of common stock that underlie Mr. Reeves’ restricted stock units).

Accordingly, upon approval by our shareholders of this proposal and the amendment and restatement of our Amended and Restated Articles of Incorporation, we will have 90,000,000 shares of common stock issued and outstanding and 53,800,000 shares of our common stock reserved for issuance.

Other than the arrangements and the outstanding securities described above, we have no arrangements, agreements, understandings, or plans at the present time for the issuance or use of the additional shares of common stock proposed to be authorized. Our Board of Directors does not intend to issue any common stock except on terms that the directors deem to be in the best interests of our Company and our then-existing shareholders.

Increase in Authorized Shares of Preferred Stock and the Designation of the Company’s Authorized Preferred Stock as “Blank Check” Preferred Stock

If our shareholders approve this proposal, our Amended and Restated Articles of Incorporation, as amended, will authorize the Company to create and issue 50,000,000 shares of preferred stock with a par value of $.001 per share. The preferred stock to be authorized is commonly referred to as “blank check” preferred stock (“Blank Check Preferred”) because the Blank Check Preferred would have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors from time to time. As such, the Blank Check Preferred would be available for issuance without further action by our shareholders, except as may be required by applicable law or pursuant to the requirements of the exchange or quotation system upon which our securities are then trading or quoted.

The Board of Directors believes that the creation of Blank Check Preferred is advisable and in our best interests and the best interest of our shareholders for several reasons. The authorization of the Blank Check Preferred would permit the Board of Directors to issue such stock without shareholder approval and, thereby, provide us with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes. The Blank Check Preferred would enable us to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special shareholders' meeting to approve a contemplated stock issuance.

Authorization of the Blank Check Preferred would also afford us greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids. The issuance of Blank Check Preferred could have the effect of making it more difficult or time consuming for a third party to acquire a majority of our outstanding voting stock or otherwise effect a change of control. Shares of Blank Check Preferred may also be sold to third parties that indicate that they would support the Board of Directors in opposing a hostile takeover bid. The availability of Blank Check Preferred could have the effect of delaying a change of control and of increasing the consideration ultimately paid to the Company and our shareholders. The proposed Blank Check Preferred amendment to the existing Articles of Incorporation is not intended to be an anti-takeover measure, and we are not aware of any present third party plans to gain control of the Company.

The actual effect of the issuance of any shares of Blank Check Preferred upon the rights of holders of common stock cannot be stated until the Board of Directors determines the specific rights of the holders of such Blank Check Preferred. However, the effects might include, among other things, restricting dividends on the common stock, diluting the voting power of the common stock, reducing the market price of the common stock, or impairing the liquidation rights of the common stock, without further action by the Company's shareholders. Holders of common stock will not have preemptive rights with respect to the Blank Check Preferred.

Although we may consider issuing Blank Check Preferred in the future for purposes of raising additional capital or in connection with acquisition transactions, we currently have no binding agreements or commitments with respect to the issuance of the Blank Check Preferred.

 In deciding whether to issue additional shares of common stock, our Board of Directors will carefully consider the effect of the issuance on the operating results of our Company and our then-existing shareholders. With the exception of stock dividends, including stock splits affected as stock dividends, issuances of common stock may result in dilution to the investments of existing shareholders. In addition, issuances of common stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of our Company that is not approved by our Board of Directors, even when those attempts may be in the best interests of some or all of our shareholders. The Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests, or other changes in control of our Company and we are not aware of any specific effort to accumulate our common stock or to obtain control of our Company by means of a merger, tender offer, solicitation or otherwise.

 Amendment and Restatement the Company’s Articles of Incorporation in Their Entirety

As part of its continuing efforts to improve the corporate governance of the Company, our Board of Directors has reviewed and evaluated the Company’s existing corporate governance documents, including our Amended and Restated Articles of Incorporation. Our original Articles of Incorporation were filed with the Secretary of State of the State of Colorado on May 6, 2005 and corrected on May 2, 2008, and were subsequently amended on January 15, 2007. The Board of Directors determined that it is in our best interests and the best interests of our shareholders to amend and restate our current Amended and Restated Articles of Incorporation in their entirety. We have summarized the Amended and Restated Articles below under the section entitled “Summary of Amended and Restated Articles.” This summary regarding the Amended and Restated Articles is qualified in its entirety by reference to the text of the Amended and Restated Articles, attached to this Proxy Statement as Appendix B.

Previously, our Board of Directors amended and restated our Company’s Bylaws pursuant to applicable Colorado law as part of its effort to improve the Company’s corporate governance documents generally. We filed these Amended and Restated Bylaws as an exhibit to a Current Report on Form 8-K with the SEC on May 2, 2008.

 Summary of Amended and Restated Articles of Incorporation

We have summarized below the significant provisions of the proposed Amended and Restated Articles. Our current Amended and Restated Articles of Incorporation and our recently-adopted Amended and Restated Bylaws are available for inspection during business hours at our principal executive offices at 950 17th Street, Suite 2300, Denver, Colorado 80202. In addition, copies may be obtained by writing to the Company’s Secretary at the same address. The summary below is not exhaustive and is qualified in its entirety be reference to our current Amended and Restated Articles of Incorporation and the proposed Amended and Restated Articles of Incorporation attached hereto as Appendix B.

•	Article FIRST is worded differently than its antecedent and does not contain the Company’s address. Article FIRST contains no material change.

•	Article SECOND states that the Company’s period of duration is perpetual and no longer contains information regarding the Company’s resident agent.

•
Article THIRD declares that the Company has all of the rights, powers and privileges conferred upon corporations organized under the laws of Colorado, and may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes and contains no material changes as compared to its predecessor.

•
Article FOURTH recites the authorized number of common shares to be 500,000,000 shares, par value $.001 per share. Each shareholder of record of common stock is entitled to one vote for each share of stock standing in his name on the books of the Company, except that in the election of directors, the shareholder has the right to vote such number of shares for as many persons as there are directors to be elected. Cumulative voting is not allowed in the election of directors or otherwise.

•
Article FOURTH also increases the authorized number of shares of preferred stock from 10,000,000 shares to 50,000,000 shares, and authorizes the board to provide, out of the unissued shares of preferred stock, for the issuance of one or more series of preferred stock, with such voting powers, if any, and with such designations, preferences and relative, participating, options or other special rights, and qualifications, limitations or restrictions as the Board may determine in its discretion.

•
Article FIFTH, which pertains to actions by shareholders, replaces its predecessor Article Ten and now provides: (i) that one-third of the shares entitled to vote at a shareholder meeting, represented in person or by proxy, constitutes a quorum, whereas the Articles previously did not establish a specific shareholder quorum; and (ii) actions required or permitted to be taken by shareholders may be taken without a meeting by shareholders if the shareholders holding shares not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all the shares entitled to vote were present and voted consent to such action in writing, whereas the Articles previously mandated that shareholders holding at least a majority of the voting power had to sign the written consent.

•
Article SIXTH provides that the number of directors of the Company shall be fixed by the Company’s Bylaws or by resolution of the Board but not to exceed 15 directors, whereas its predecessor Article Five set the number of directors at no less than 1 nor more than 15 directors.

•	Article SEVENTH provides that the Board of Directors may amend the Bylaws or adopt new Bylaws except as may be specifically provided in the Bylaws or by the Colorado Business Corporation Act.

•	Article EIGHTH is a new article and authorizes the Board of Directors to impose restrictions on the transferability of the Company’s shares of stock.

•	Article NINTH replaces its predecessors, Articles Eleven and Twelve.

•
Article NINTH provides that conflicting interest transactions will not be void if a disinterested majority of the Board of Directors approved the transaction, and continues to permit all directors to be counted in determining the presence of a quorum at a meeting of the board or a committee which authorizes, approves, or ratifies a conflicting interest transaction.

•
Article NINTH mandates that the Company must indemnify, to the maximum extent permitted by law, any director, officer, agent, fiduciary or employee of the Company against any claim, liability or expense arising against or incurred by such person as a result of actions reasonably taken by him at the direction of the Company. The Company’s current Amended and Restated Articles of Incorporation do not address indemnification of this type by the Company. The Board of Directors believes that the indemnification of officers and directors to the extent permitted by law will make the Company more competitive in its attempts to engage human resources and other talent the Company needs to conduct its business.

•
Article NINTH also limits director personal liability for monetary damages to the Company or its shareholders for breach of the director’s fiduciary duty, except for (i) breaches of the director’s duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violation of the law; (iii) certain distributions in contravention of Colorado law; and (iv) any transaction from which the director directly or indirectly derives an improper personal benefit. The Company’s current Amended and Restated Articles provide similar liability limitations, with the only exceptions being (i) acts or omissions which involve intentional misconduct, fraud or knowing violations of the law, or (ii) the payment of dividends in violation of the Colorado Revised Statutes. The Board of Directors believes that the elimination of personal liability as permitted under Colorado law will make the Company more competitive in its attempts to attract talented directors.

Anti-Takeover Implications

Except as discussed above with respect to the authorized shares of common stock and Blank Check Preferred, the proposed Amended and Restated Articles of Incorporation do not contain any other provisions which were included to delay, defer, discourage or prevent a change in control. We do not have any plans or proposals to adopt other provisions or enter into any other arrangements that may have material anti-takeover consequences.

Required Vote; Board Recommendation

The Board of Directors has unanimously approved the foregoing proposal pertaining to the Company’s Amended and Restated Articles of Incorporation. The affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote will be required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION.

PROPOSAL FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS

PROPOSAL #3 — APPROVAL OF THE AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

On April 28, 2008, the Board of Directors approved the Company’s Amended and Restated 2008 Equity Incentive Plan (the “2008 Plan” or the “Plan”), subject to shareholder approval. The 2008 Plan is designed to align the interests of employees, directors and other persons selected to receive awards with those of shareholders by rewarding long-term decision-making and actions for the betterment of the Company. We believe that equity-based compensation assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain the Company’s superior long-term performance, enhancing the value of the Company for the benefit of its shareholders.

Summary of the Amended and Restated 2008 Equity Incentive Plan

The following paragraphs provide a summary of the principal features of the 2008 Plan and its operation. This summary is qualified in its entirety by reference to the applicable provisions of the 2008 Plan, a copy of which is included as Appendix C.

Shares Available for Issuance

The 2008 Plan provides that no more than 30,000,000 shares of our common stock may be issued for awards. If there is any change in the Company’s common stock by reason of any stock exchange, merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Option Committee, which administers the Plan as further described below, shall make proportionate adjustments to the maximum number and kind of securities (i) available for issuance under the 2008 Plan; (ii) available for issuance as incentive stock options or non-qualified stock options; (iii) that may be subject to awards received by any participant; (iv) that may be subject to different types of awards; and (v) that are subject to any outstanding award, and (vi) the price of each security.

The 2008 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2008 Plan until they are actually issued and delivered to a participant. If an award granted under the 2008 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2008 Plan.

Eligibility

Awards may be made to any employee, officer, director of the Company and its related companies or other persons who provide services to the Company and its related companies. As of October 7, 2008, five of our directors and two of our officers (one of whom is a director) are eligible to participate in the Plan. As of October 7, 2008, the Company has issued options to purchase 11,000,000 shares of common stock in the aggregate under the 2008 Plan. In addition, we have issued 2,050,000 restricted stock units under the 2008 Plan and are obligated to issue 2,000,000 shares of restricted common stock under the Plan following the increase in our authorized shares of common stock.

Administration

The 2008 Plan will be administered by the Option Committee which shall consist of the Board of Directors or a committee of the Board of Directors as the Board may from time to time designate.

 Types of Awards

Stock Options. The Option Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Option Committee sets option exercise prices and terms, except that the exercise price of an incentive stock option may be no less than 100% of the fair market value of the shares on the date of grant. At the time of grant, the Option Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.

 Restricted Stock Awards. The Option Committee may grant awards of restricted stock under the 2008 Plan. These shares may be subject to restrictions on transferability, risk of forfeiture and other restrictions as determined by the Option Committee. As a condition to a grant of an award of restricted stock, the Option Committee may require or permit a participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2008 Plan. Unless otherwise determined by the Option Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as restricted stock with respect to which such stock or other property has been distributed.

 Restricted Stock Unit Awards. The Option Committee may grant awards of Restricted Stock Units under the 2008 Plan. A “Restricted Stock Unit” is a grant valued in terms of common stock, but common stock is not issued at the time of grant. After participants who receive awards of Restricted Stock Units satisfy applicable vesting requirements, the Company will distribute shares or the cash equivalent of the number of shares used to value the Unit. If the participant does not meet the requirements prior to the end of the vesting period, the Units will be forfeited to the Company. Vesting requirements may be met by the passage of time or by either Company or individual performance. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as determined by the Option Committee, which restrictions may lapse at the expiration of the deferral period or at other times determined by the Option Committee.

 Amendment and Termination of the 2008 Plan

The Board of Directors may amend, alter or discontinue the 2008 Plan, but no amendment may impair the right of a participant under an outstanding agreement. No amendment may be made to the Plan without the approval of the Company’s shareholders to the extent such approval is required by law or agreement. The Option Committee may amend the terms of any award granted under the Plan, but no such amendment may impair the rights of a participant without the participant’s consent. As proposed, the 2008 Plan would terminate on April 28, 2016.

Governmental Compliance

Each award granted under the 2008 Plan is subject to the requirement that if at any time the Option Committee determines that the listing, registration or qualification of any shares issuable or deliverable under the Plan upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of such issuance or delivery, or in connection therewith, no such grant or award may be exercised or shares issued or delivered unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Option Committee.

Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences to us and to recipients of certain awards under the 2008 Plan. The summary is based on the Internal Revenue Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this Proxy Statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2008 Plan.

Nonqualified Stock Options. A recipient will not have any income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the option price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option price.

Incentive Stock Options. A recipient will not have any income at the time an incentive stock option (“ISO”) is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Internal Revenue Code. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a “disqualifying disposition,” and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price and (ii) the excess of the amount received for the shares over the option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.

 Restricted Stock and Restricted Stock Units. A participant generally will not have taxable income upon grant of restricted stock or Restricted Stock Units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

 The Company generally will be entitled to a tax deduction in connection with an award under the 2008 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Internal Revenue Code.

Plan Benefits

As of the date of this Proxy Statement, we have issued options to purchase 11,000,000 shares of common stock under the Plan (of which options to purchase (i) 4,500,000 shares of common stock were issued to members of our Board of Directors, and (ii) 1,500,000 shares of common stock to Mr. Reeves, our Vice President, Exploration. Each of the below options may not be exercised by the option holder until we have increased our authorized shares of common stock.

2008 Amended and Restated Equity Incentive Plan

Name and Position	Options to Purchase Shares of Common Stock
Mohamed Gova, Chief Financial Officer and Vice Chairman (1)	1,500,000
Keith Reeves, Vice President, Exploration (2)	1,500,000
Executive Group	3,000,000

Non-Executive Director Group (6)	3,000,000

Non-Executive Officer Employee Group	0

(1)
Mr. Gova, our Chief Financial Officer and Vice Chairman of our Board of Directors, was granted an option to purchase 1,500,000 shares of common stock at an exercise price of $1.00 per share under the 2008 Plan. Mr. Gova’s options are fully vested and exercisable for five years but may not be exercised prior to the increase in our authorized shares of common stock.

(2)
Mr. Reeves, our Vice President, Exploration, was granted an option to purchase 1,500,000 shares of common stock at an exercise price of $1.00 per share under the 2008 Plan. Mr. Reeves’ options are fully vested and are exercisable for years but may not be exercised prior to the increase in our authorized shares of common stock.

(3)
Messrs. Al Fahim, Besuchet and Dube each have been granted options to purchase 1,000,000 shares of our common stock at $1.00 per shares. The options are fully vested and exercisable for five years but may not be exercised prior to the increase in our authorized shares of common stock.

PROPOSAL FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS

PROPOSAL #4 — RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTANT

Our Board of Directors has appointed De Leon & Company, P.A. (“De Leon”) of Pembroke, Florida to serve as the Company’s certified independent accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2008.

It is expected that one or more representatives of De Leon will be available via telephone during the Annual Meeting and will be given the opportunity to respond to appropriate questions from shareholders.

Change in the Company’s Certifying Accountant

Previous Independent Accountant

We dismissed our former auditor, Madsen & Associates CPA’s, Inc., effective February 12, 2008. Madsen & Associates CPA’s, Inc. report on our financial statement for the fiscal years ended June 30, 2007 and 2006 and the related statements of operations, stockholders’ equity and cash flows for the years then ended and for the period from May 5, 2005 (date of inception) to June 30, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. However, the reports contained an explanatory paragraph disclosing the uncertainty regarding our ability to continue as a going concern. The decision to dismiss Madsen & Associates CPA’s, Inc. as our certifying accountants was recommended and approved by the Board of Directors on February 8, 2008.

In connection with the audits of our financial statements for the years ended June 30, 2007 and 2006 and the related statements of operations, stockholders’ equity and cash flows for the years then ended and for the period from May 5, 2005 (date of inception) to June 30, 2007 and any subsequent interim period through the date of dismissal, there were no (i) disagreements, resolved or not, with Madsen & Associates CPA’s, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of  Madsen & Associates CPA’s, Inc., would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports on our financial statements, or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended).

Engagement of De Leon & Company, P.A. as the Company’s Independent Accountant

On February 8, 2008, the Board of Directors recommended and approved the engagement of De Leon & Company, P.A., as our independent accountant to audit our financial statements for our fiscal year ended December 31, 2007. During the years ended June 30, 2007 and 2006 and the subsequent interim period ended September 30, 2007, and through the date of the firm’s engagement, we did not consult with De Leon & Company, P.A. with regard to: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). De Leon was previously the audit firm for Nyati Mauritius Limited before Nyati Mauritius Limited became our wholly-owned subsidiary in December 2007.

We originally made the disclosure concerning our change in certifying accountant in the Current Report on Form 8-K filed with the SEC on February 12, 2008 (the “Form 8-K”). We provided Madsen & Associates CPA’s, Inc. with a copy of these disclosures it is making in this Proxy Statement. We requested Madsen & Associates CPA’s, Inc. in conjunction with the filing of the Form 8-K to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company in these disclosures above and, if not, stating the respects in which Madsen & Associates CPA’s, Inc. does not agree. Madsen & Associates CPA’s, Inc. provided a letter addressed to the SEC concerning the same. A copy of such letter, dated February 12, 2008, is filed as Exhibit 16.1 to the Form 8-K.

Principal Accountant Fees and Services

Audit Fees

Audit fees paid for the fiscal year ended December 31, 2007 for professional services rendered by our principal accountant for the audit of our annual financial statements were $80,000. For the fiscal year ended June 30, 2007, audit fees amounted to $7,150, and for fiscal year ended June 30, 2006 audit fees amounted to $3,480.

Audit-Related Fees, Tax Fee and All Other Fees

We did not pay any audit-related, tax or other fees for the fiscal years ended December 31, 2007, June 30, 2007 and June 30, 2006.

Pre-Approval Policies

The Board of Directors approves in advance all audit and non-audit services performed by De Leon & Company, P.A. There are no other specific policies or procedures relating to the pre-approval of services performed by De Leon & Company, P.A.

Required Vote; Board Recommendation

An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board of Directors may reconsider its selection of De Leon & Company, P.A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT AUDITOR

2009 ANNUAL MEETING

SHAREHOLDER PROPOSALS

Under Rule 14a-8(e), in order to be considered for inclusion in the proxy statement and form of proxy relating to our 2009 annual meeting of shareholders, proposals by individual shareholders must be received by us no later than July 31, 2009 or 120 days prior to the date on which the 2008 Proxy Statement was mailed to the shareholders.

In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of shareholders following the end of our 2008 fiscal year will confer discretionary authority on any shareholder proposal presented at that meeting unless we are provided with notice of that proposal no later than October 14, 2009 or 45 days before the date on which the Company first sent its proxy materials for 2008 Annual Meeting.

OTHER BUSINESS

Our management does not know of any matters to be presented at the Annual Meeting other than those set forth in this proxy statement. If any other business should come before the Annual Meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.

HOUSEHOLDING

As permitted by the 1934 Act, only one copy of this Proxy Statement, the Annual Report of Form 10-KSB, as amended, are being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the proxy statement.

The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement and an Annual Report on Form 10-KSB, as amended, to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies or to request a single copy of Proxy Statement and an Annual Report on Form 10-KSB, as amended, for stockholders sharing address (if they are receiving multiple copies) should be directed to our Secretary at our corporate offices.

FINANCIAL AND OTHER INFORMATION - INCORPORATION BY REFERENCE

Financial and other information required to be disclosed in this Proxy Statement is set forth in our Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2007 under the captions “FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA,” and “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS,” is hereby incorporated herein by reference. A copy of our Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2007 accompanies this Proxy Statement.

By Order of the Board of Directors

Mohamed Gova
November 28, 2008	Secretary

* * * * * *

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of ZULU ENERGY CORP. AND SUBSIDIARIES

We have audited the accompanying consolidated balance sheets of ZULU Energy Corp. and Subsidiaries as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the years in the two-year period ended December 31, 2007, and for the period from August 11, 2005 (inception) to December 31, 2007. ZULU Energy Corp.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ZULU Energy Corp. and Subsidiaries as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2007, and for the period from August 11, 2005 (inception) to December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, net capital deficiencies, and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plan in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

De Leon & Company, P.A.

Pembroke Pines, Florida

April 12, 2008, except as to notes 3, 5, 6, 11, and 12 which date is June 1, 2008

Appendix A

ZULU ENERGY CORP.

EXECUTIVE COMMITTEE CHARTER

as of June 10, 2008

Purpose and Limitations on Authority

Pursuant to Article III, Section 11 of the Company’s Amended and Restated Bylaws, the Board of Directors hereby establishes an Executive Committee (the “Executive Committee”) which shall have and may exercise all of the authority of the Board of Directors (the “Board”) in the business and affairs of the Company except (a) where action by the Board of Directors is expressly required by statute, (b) such authority is delegated to another committee by the Board, including the audit committee, nominating committee and compensation committee, or the Board is currently fulfilling the duties of such committee, and (c) as provided by Article III, Section 11 of the Company’s Amended and Restated Bylaws, the Executive Committee shall not have the authority to (i) authorize distributions, (ii) approve or propose to shareholders actions or proposals required by the Colorado Business Corporation Act to be approved by shareholders, (ii) fill vacancies on the Board or any committee thereof, (iv) amend the Articles of Incorporation, (v) adopt, amend or repeal the Bylaws, (vi) approve a plan of merger not requiring shareholder approval, (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the Board, or (viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the Board may authorize a committee or officer to do so within limits specifically prescribed by the Board.

Responsibilities

The Executive Committee shall:

1.	Exercise the power and authority of the Board regarding the day-to-day activities of the Company; and

2.	Perform any other activities consistent with this Charter, the Company’s Bylaws and the Colorado Business Corporation Act as the Executive Committee or Board deems appropriate; and

3.	The Executive Committee is authorized to hire one or more individuals that report directly to the Executive Committee; and

4.	Serve as and fulfill the duties and responsibilities of the Compensation Committee, except that only the Board may approve the compensation of the members of the Executive Committee.

A-1

Membership

The Executive Committee shall be comprised of not less than two members of the Board of Directors. An advisor to the Executive Committee may be appointed at the discretion of the Board.

Meetings

The Executive Committee shall meet once per year or more frequently as circumstances require. The Executive Committee may require members of management or others to attend meetings and provide pertinent information as necessary. A request or requirement to management from one member of the Executive Committee shall have the full force and effect as a request from the entire Executive Committee. The proceedings of all meetings will be documented in minutes, which will be approved by the Executive Committee and presented at meetings of the Board.

A-2

Appendix B

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
ZULU ENERGY CORP.

Pursuant to Sections 7-110-103 and 7-110-107 of the Colorado Business Corporation Act, the undersigned corporation certifies to the Secretary of State of Colorado that (i) the following amendments to the Articles of Incorporation of ZULU ENERGY CORP. (the “Corporation”) were adopted by the Board of Directors and shareholders of the Corporation and the number of votes cast by each voting group of shareholders entitled to vote separately on the amendment was sufficient for approval by that voting group; and (ii) that the Board of Directors approved the following Amended and Restated Articles of Incorporation of Zulu Energy Corp.

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
ZULU ENERGY CORP.

FIRST: The name of the Corporation is ZULU ENERGY CORP.

SECOND: The period of its duration is perpetual.

THIRD: The Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of Colorado. In addition, the Corporation may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes. The Corporation may conduct part or all of its business in any part of Colorado, the United States or the world and may hold, purchase, mortgage, lease and convey real and personal property in any of such places.

FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 500,000,000 shares, of which 500,000,000 shall constitute a class designated common stock having a par value of $0.001 per share (the “Common Stock”), and 50,000,000 shall constitute a class designated preferred stock having a par value of $0.001 per share (the “Preferred Stock”). All shares shall be fully paid and non-assessable for any purpose.

A. Common Stock

(a) Each shareholder of record of common stock shall have one vote for each share of stock standing in his name on the books of the Corporation and entitled to vote, except that in the election of directors, he shall have the right to vote such number of shares for as many persons as there are directors to be elected. Cumulative voting shall not be permitted in the election of directors or otherwise.

B. Preferred Stock

(a) The Board Of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of preferred stock, for the issuance of one or more series of preferred stock, with such voting powers, if any, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, including, without limiting the generality of the foregoing, the following:

(i) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

(ii) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(iii) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preferences or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

(iv) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other terms and conditions of such redemption;

(v) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(vi) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(vii) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of this class or any other class or classes of capital stock and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

(viii) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the common stock or shares of stock of any other class or any other series of this class; and

(ix) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class or classes.

(b) The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of anyone series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of anyone series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

FIFTH:

(a) Actions required or permitted to be taken by the shareholders may be taken without a meeting of shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all the shares entitled to vote thereon were present and voted consent to such action in writing.

(b) Unless otherwise ordered by a court of competent jurisdiction, at all meetings of shareholders, one-third of the shares entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum.

(c) No shareholder of the Corporation shall have any preemptive or other right to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

(d) The Board of Directors may from time to time distribute to the shareholders in partial liquidation, out of stated capital or capital surplus of the Corporation, a portion of its assets, in cash or property, subject to the limitations contained in the statutes of Colorado and these Articles of Incorporation.

SIXTH: The number of directors of the Corporation shall be fixed by the bylaws, or if the bylaws fail to fix such a number, then by resolution adopted from time to time by the Board of Directors, and shall not be more than fifteen nor less than the number required by the Colorado Business Corporation Act, as amended.

SEVENTH: The power to alter, amend, or repeal the Bylaws, or to adopt new Bylaws, shall be vested in the Board of Directors except as may be otherwise specifically provided for in the Bylaws or the Colorado Business Corporation Act.

EIGHTH: The Board of Directors is authorized to impose any restriction on the sale, pledge, transfer or other disposition of shares of the Corporation by the shareholders which, in its sole discretion, but not limited to, these restrictions necessary to enable the Corporation to comply with state or federal securities laws.

NINTH:

A. Conflicting Interest Transaction. As used in this section, “conflicting interest transaction” means any of the following:

(a) A loan or other assistance by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest;

(b) A guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or

(c) A contract or transaction between the corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation is a director or officer or has a financial interest.

B. Effect of Conflicting Interest Transaction. No conflicting interest transaction shall be void or voidable or be enjoined, set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest or solely because the director is present at or participates in the meeting of the corporation’s board of directors or of the committee of the board of directors which authorizes, approves, or ratifies the conflicting interest transaction or solely because the director’s vote is counted for such purpose if:

(a) The material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or

(b) The material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved, or ratified in good faith by a vote of the shareholders; or

(c) The conflicting interest transaction is fair as to the corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the shareholders.

C. Common or Interested Directors. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves, or ratifies the conflicting interest transaction.

D. Loans and Guaranties for the Benefit of Directors. The board of directors of the corporation or a committee thereof shall not authorize a loan, by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest, or a guaranty, by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest until at least ten (10) days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders. The requirements of this paragraph D. are in addition to, and not in substitution for, the provisions of paragraph A. of this Article NINTH.

E. Indemnification of Directors, etc. The Corporation shall indemnify, to the maximum extent permitted by law, any director, officer, agent, fiduciary or employee of the Corporation against any claim, liability or expense arising against or incurred by such person as a result of actions reasonably taken by him at the direction of the Corporation. The Corporation shall further have the authority to the full extent permitted by law to indemnify its directors, officers, agents fiduciaries and employees against any claims, liability or expense arising against or incurred by them in all other circumstances and to maintain insurance providing such indemnification.

F. Limitation on Director’s Liability. No director of this Corporation shall have any personal liability for monetary damages to the Corporation or its shareholders for breach of the director’s fiduciary duty as a director; except that this provision shall not eliminate or limit the personal liability of a director to the Corporation or its shareholders for monetary damages for: (i) any breach of the director’s duty of loyalty; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; (iii) voting for or assenting to a distribution in violation of Colorado Revised Statutes § 7-106-401 or the Articles of Incorporation, as amended, if it is established that the director did not perform the director’s duties in compliance with Colorado Revised Statutes § 7-108-401, provided that the personal liability of a director in this circumstance shall be limited to the amount of the distribution that exceeds what could have been distributed without violation of Colorado Revised Statutes § 7-106-401 or the Articles of Incorporation, as amended; or (iv) any transaction from which the directly or indirectly derives an improper personal benefit. Nothing contained herein will be construed to deprive any director of the director’s right to all defenses ordinarily available to a director, nor will anything herein be construed to deprive any director of any right the director may have for contribution from any other director or person.

G. Negation of Equitable Interests in Shares or Rights. The Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, and shall not be bound to recognize any equitable or other claim to or interest in, such shares or rights deriving from such shares, on the part of any other person, including but without limiting the generality hereof, a purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, transferee or other person. The purchaser, assignee, or transferee of any of the shares of the Corporation shall not be entitled: to receive notice of the meetings of the shareholders; to vote at such meetings; to examine a list of the shareholders; to be paid dividends or other sums payable to shareholders; or to own, enjoy and exercise any other rights deriving from such shares against the Corporation, until such purchaser, assignee, or transferee has become the registered holder of such shares.

IN WITNESS HEREOF, the below authorized officer of the Corporation signed these Amended and Restated Articles of Incorporation on the ___ day of ____ 2008.

By:
Name:
Title:

* * * * * *

Appendix C

ZULU ENERGY CORP.

AMENDED AND RESTATED
2008 EQUITY INCENTIVE PLAN

This Amended and Restated 2008 Equity Incentive Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Zulu Energy Corp.

1. Definitions.

The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Eligible Person designating the terms and conditions of an Award.

Award: Any Option, Restricted Stock or Restricted Stock Unit, together with any other right or interest granted to a Participant pursuant to this Plan.

Board: The Board of Directors of Zulu Energy Corp.

Change in Control: (i) A change in the ownership that occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company; (ii) a change in the effective control of the Company that occurs on the date that either -- (a) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total voting power of the stock of the Company; or (b) a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of the appointment or election; or (iii) a change in the ownership of a substantial portion of the Company’s assets that occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Code: The Internal Revenue Code of 1986, as amended, from time to time, including regulations thereunder and successor provisions and regulations thereto.

Common Stock: The Common Stock of Zulu Energy Corp.

Company: Zulu Energy Corp., a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

Continuous Status: The employment by, or relationship with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status shall be considered interrupted due to personal or other mitigating circumstances, including leaves of absence.

Date of Grant: The date on which an Award is granted under the Plan.

Eligible Person: Officers and Employees and other persons who provide services to the Company or any Related Company, including directors of the Company or any Related Company.

Employee: An Employee is an employee of the Company or any Related Company.

Exchange Act: The Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

Exercise Price: The price per share of Common Stock payable upon exercise of an Option.

Fair Market Value: Fair Market Value of a share of Common Stock shall be the average of the closing price of the Common Stock on the 30 trading days immediately preceding the date of calculation (or on the last trading day preceding such date if shares were not traded on such date) if the shares are readily tradable on a national securities exchange or other market system, and if the shares are not readily tradable, Fair Market Value shall be determined, in good faith, by the Option Committee.

Immediate Family Members: Except as otherwise determined by the Option Committee, a Participant’s spouse, ancestors and descendants.

Incentive Stock Options ("ISOs"): An Option granted with the intention that it qualify as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

Non-Incentive Stock Options ("Non-ISOs"): Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code or any successor provision thereto.

Option: The rights granted to an Eligible Person to purchase Common Stock pursuant to the terms and conditions of an Agreement.

Option Committee: The Plan shall be administered by the Option Committee which shall consist of the Board or a committee of the Board as the Board may time to time designate.

Option Shares: The shares of Common Stock underlying an Option granted to an Eligible Person.

Optionee: An Eligible Person who has been granted an Option.

Participant: A person who has been granted an Option, Restricted Stock or a Restricted Stock Unit which remains outstanding, including a person who is no longer an Eligible Person.

Related Company: Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Option Committee.

Restricted Stock: An Award of shares of Common Stock granted to a Participant pursuant to Section 16, subject to any restrictions and conditions as are established pursuant to such Section 16.

Restricted Stock Unit: A right, granted to a Participant pursuant to Section 16, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

Rule 16b-3: Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan.

Securities Act: The Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

2. Purpose and Scope.

(a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Eligible Persons an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

(b) This Plan authorizes the Option Committee to grant Options, Restricted Stock or Restricted Stock Units to Eligible Persons selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

3. Administration of the Plan. The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan. The Option Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted pursuant to the Plan. Such Awards may be granted either alone, in addition to, or in tandem with, any other type of Award.

In accordance with and subject to the provisions of the Plan and Rule 16b-3, the Option Committee shall select the Eligible Persons to receive Awards, shall determine (i) the number of shares of Common Stock, Restricted Stock or Restricted Stock Units to be subject to each Award, (ii) the time at which each Award is to be granted, (iii) the extent to which the transferability of shares of Common Stock issued or transferred pursuant to any Award is restricted, (iv) the Fair Market Value of the Common Stock, (v) whether to accelerate the time of exercisability of any Award that has been granted, (vi) the period or periods and extent of exercisability of the Options, and (vii) the manner in which an Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option, Restricted Stock Award and Restricted Stock Unit as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form, terms and provisions of each Agreement to evidence each Award (which need not be identical).

The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be available to every member of the Board.

All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

4. The Common Stock. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options, Restricted Stock and Restricted Stock Units with respect to, a total number, not in excess of 30,000,000 shares of Common Stock, either treasury or authorized but unissued, as adjusted pursuant to Section 17. All or any unsold shares subject to an Option, Restricted Stock or Restricted Stock Units that for any reason expires or otherwise terminates may again be made subject to Options, Restricted Stock or Restricted Stock Units under the Plan.

5. Eligibility. Options which are intended to qualify as ISOs will be granted only to Employees. Eligible Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Restricted Stock and Restricted Stock Units under the Plan.

6. Option Price. The Exercise Price for the Option Shares shall be established by the Option Committee or shall be determined by a method established by the Option Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant (or, in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, 110 percent of the Fair Market Value of the Option Shares on the Date of Grant).

7. Duration and Exercise of Options.

(a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length.

(b) The Option Committee may determine whether any Option shall be exercisable in installments only; if the Option Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

(c) The Option Committee shall establish and set forth in each Agreement that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of Continuous Status, any of which provisions may be waived or modified by the Option Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A of the Code.

(d) Each Option shall be exercised in whole or in part by delivering to the Company (or to a brokerage firm designated or approved by the Company) of written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the aggregate purchase price for the Option Shares purchased is at least $5,000.

(e) No Option may be exercised under this Plan until the Plan is approved by the holders of a majority of the securities present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the laws of the State of Colorado.

8. Payment for Option Shares. If the aggregate purchase price of the Option Shares purchased by any Optionee at one time exceeds $5,000, the Option Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company’s Common Stock already owned by the Optionee with an aggregate Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except, at any time after the Company’s shares of Common Stock are readily tradable on a national securities exchange or other market system, the Option Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party broker-dealer in securities approved by the Option Committee to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

9. Relationship to Employment or Position. Nothing contained in the Plan, or in any Option, Restricted Stock Award or Restricted Stock Units granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by, or other relationship with, the Company, or interfere in any way with the right of the Company to terminate the Participant’s employment as an Employee or other position or relationship, at any time.

10. Nontransferability of Awards. Except as otherwise determined by the Option Committee, with respect to the transferability of non-ISO’s by a Participant to his Immediate Family Members (or to trust or partnerships or limited liability companies established for such family members), no Award shall be assignable or transferable by the Participant, either voluntarily or involuntarily, except by will or the laws of descent and distribution.

11. Rights as a Stockholder. No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 17, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

12. Governmental Compliance. Each Award under the Plan shall be subject to the requirement that if at any time the Option Committee shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof, or in connection therewith, no such grant or award may be exercised or shares issued or delivered unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Option Committee.

13. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

14. Disposition of Shares. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; and (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him or her, and (iii) he will timely file all reports required under the federal securities laws.

Each Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an ISO, within two years after the grant of such ISO or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Company may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an ISO to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.

15. Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which ISO’s are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the Date of Grant under the Code (the Fair Market Value being determined as of the Date of Grant for the Option), such portion in excess of $100,000 shall be treated as Non-ISO’s.

16. Restricted Stock and Restricted Stock Units.

(a) Restricted Stock. The Option Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

i. Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Option Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Option Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

ii. Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Option Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Option Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

iii. Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Option Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Option Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

(b) Restricted Stock Units. The Option Committee is authorized to grant Restricted Stock Units to Participants, which are rights to receive cash and/or Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

i. Award and Restrictions. Settlement of an Award of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Option Committee. In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Option Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Option Committee may determine. Restricted Stock Units shall be satisfied by the delivery of (i) cash in the amount equal to the Fair Market Value for the specified number of shares of Common Stock covered by the Restricted Stock Units, or (ii) shares of Common Stock equal to the number of shares of Common Stock covered by the Restricted Stock Units, or (iii) a combination thereof, as determined by the Option Committee at the date of grant or thereafter.

ii. Dividend Equivalents. Unless otherwise determined by the Option Committee at date of grant, Dividend Equivalents on the specified number of shares of Common Stock covered by an Award of Restricted Stock Units shall be either (a) paid with respect to such Restricted Stock Units on the dividend payment date in cash or in shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such Restricted Stock Units and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Option Committee shall determine.

(c) Waiver of Restrictions. The Option Committee, in its sole discretion, may waive the forfeiture period and any other terms, conditions, or restrictions on any Restricted Stock or Restricted Stock Unit Award under such circumstances and subject to such terms and conditions as the Option Committee shall deem appropriate; provided, however, that the Option Committee may not adjust performance goals for any Restricted Stock or Restricted Stock Units intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Restricted Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

17. Change in Stock, Adjustments, Etc. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Option Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options, Restricted Stock and Restricted Stock Units as provided in the respective Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

18. Effective Date of Plan; Termination Date of Plan. The Plan shall be deemed effective on April 28, 2008. The Plan shall terminate at midnight on April 28, 2018, except as to Awards previously granted and outstanding under the Plan at that time. No Options, Restricted Stock and Restricted Stock Units shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options, Restricted Stock and Restricted Stock Units then outstanding under the Plan.

19. Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold the minimum required amount in connection with any Award including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock.

20. Change in Control. In the event of a Change in Control of the Company, (a) the Option Committee, in its discretion, may, at any time an Award is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Restricted Stock and Restated Stock Units, and (b) with respect to Options, Restricted Stock and Restricted Stock Units, the Option Committee in its sole discretion may, at any time an Award is granted, or at any time thereafter, take one or more of the following actions, which may vary among individual Participants: (i) provide for the purchase of an Option, Restricted Stock and Restricted Stock Units for an amount of cash or other property that could have been received upon the exercise of the Option, Restricted Stock and Restricted Stock Unit had the Option been currently exercisable, (ii) adjust the terms of the Awards in a manner determined by the Option Committee to reflect the Change in Control, (iii) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options, Restricted Stock and Restricted Stock Units, or the substitution for such Options, Restricted Stock and Restricted Stock Units of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options, Restricted Stock and Restricted Stock Units, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided, (iv) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised for a limited period of time on or before a specified date fixed by the Option Committee, after which specified date, all unexercised Options and all rights of Optionees thereunder shall terminate, or (v) make such other provision as the Committee may consider equitable.

21. Amendment.

(a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the right of a Participant under an outstanding Agreement. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

(b) The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent.

(c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

22. Other Provisions.

(a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b) Any expenses of administering the Plan shall be borne by the Company.

(c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado.

* * * * * * * *

ZULU ENERGY CORP. 950 17th Street, Suite 2300 Denver, CO 80202
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Zulu Energy Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Zulu Energy Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZULU ENERGY CORP.
THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR”
ITEMS 1, 2, 3, 4 AND 5.
Vote on Directors			For	Withhold	For All	To withhold authority to vote for
1.	ELECTION OF DIRECTORS		All	All	Except	any individual nominee(s), mark
	Nominees:					“For All Except” and write the
	01) Abdul Majeed Al Fahim	04) Mohamed Gova				number(s) of the nominee(s)
	02) Pierre Besuchet	05) Brian Hughes				on the line below.
	03) Alfred Dube		☐	☐	☐

Vote on Proposals		For	Against	Abstain

2.	Proposal to approve the amendment and restatement of Zulu Energy Corp.’s Articles of Incorporation.	☐	☐	☐

3.	Proposal to approve Zulu Energy Corp.’s Amended and Restated 2008 Equity Incentive Plan.	☐	☐	☐

4.	Proposal to ratify the appointment of De Leon & Company, P.A. as Zulu Energy Corp.’s auditors for the year 2008.	☐	☐	☐

5.	Proposal to, in the discretion of the proxies, vote upon an adjournment for postponement of the meeting.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4 and 5. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write			Please sign your name exactly as it appears hereon. When signing as
them on the back where indicated. ☐			attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint
	Yes	No	tenancy must sign. If a signer is a corporation, please sign in full
Please indicate if you plan to attend this meeting	☐	☐	corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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ZULU ENERGY CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

December __,  2008

The undersigned shareholder(s) hereby appoint(s) Mohamed Gova and Brian Hughes, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Zulu Energy Corp. that the shareholder(s)) is/are entitled to vote at the Annual Meeting of Shareholder to be held at 10 a.m., Mountain Time on December 29, 2008, at the offices of Patton Boggs LLP, 1801 California Street, Suite 4900, Denver, Colorado 80202, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Ch anges/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE